Exhibit 10.1

EDGAR Filing Documents for 0001078782-06-000643      Page 1 of 1

SEC EDGAR Filing Information

Form S-8 – Securities to be offered to employees in employee benefit plans

Filing Date Changed: 2006-07-25 Effectiveness Date: 2006-07-25 Documents: 5	SEC Accession No. 0001078782-06-000643 Filing Date: 2006-07-25 Accepted: 2006-07-25 15:14:08

Table of submitted documents:

Seq	Type	Document	Size	Description
1	S-8	greens8k063006.htm	8780	S-8 REGISTRATION STATEMENT
2	EX-4	greenss8072406ex4.htm	43021	EX 4 2006 BROADLY BASED STOCK OPTION PLAN
3	EX-5	greenss8072406ex5.htm	4041	EX 5 & EX 23.2 LEGAL OPINION AND CONSENT
4	EX-23	greenss8072406ex23.htm	2352	EX 23.1 AUDITOR’S CONSENT
5	EX-99	greenss8072406ex99.htm	54176	EX 99 PROSPECTUS
		0001078782-06-000643.txt	113858	Complete submission text file

Filer Information:

GREENS WORLDWIDE INC (Filer) (0001072971)

IRS No.:  860718104  / State of Incorp.:  AZ  / Fiscal Year End:  1231

Type:  S-8  /  Act:  33  / File No.:  333-136013  /  Film No.:  06978886

SIC:  5812 Retail-Eating Places

Business Address

Mailing Address

346 WOODLAND CHURCH RD

346 WOODLAND CHURCH RD

HERTFORD NC 27944

HERTFORD NC 27944

252-264-2064

http://www.sec.gov/Archives/edgar/data/1072971/000107878206000643/0001078782-06-000643-… 7/28/2006